Highly Confidential & Trade Secret August 2013 Blackstone Mortgage Trust (BXMT)

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 1
Disclaimer
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Blackstone
Mortgage Trust, Inc. (“Blackstone Mortgage Trust”) with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,”
“potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,”
“anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone Mortgage Trust believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the
fiscal year ended December 31, 2012 and in its quarterly report on Form 10- Q for the quarterly period ended June 30, 2013, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.  Blackstone
Mortgage Trust undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 2
Blackstone Mortgage Trust Overview
Blackstone Mortgage Trust, Inc. (NYSE: BXMT) is a real estate investment trust that primarily originates and purchases senior mortgage loans collateralized by properties in the
United States and Europe.
We are managed by Blackstone (“BX”), a world leader in real estate investing with over $60 billion AUM and over $120 billion of owned real estate
(1)
•
Blackstone’s CRE lending platform, Blackstone Real Estate Debt Strategies (“BREDS”), currently has approximately $10 billion AUM
(1)
•
Significant alignment of interest: $72 million BX investment
(2)
Dislocation among CRE lenders coupled with increased transaction volume creates a compelling lending environment in the U.S. and Europe
•
BXMT has a demonstrated ability to originate target assets, with over $1.8 billion of originations since May equity re-capitalization
(4)
BXMT is primarily a floating-rate lender and is designed to provide investors with attractive current income and potential for value appreciation
________________________________________________
(1) As of April 30, 2013.
(2) Based upon closing price on the NYSE on August 20, 2013.   Includes BX employees and associates.
(3) As of August 20, 2013.

HILTON WORLDWIDE

Equity Office

BRIXMOR

IndCor Properties

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 3
Superior Real Estate Platform
Blackstone Real Estate
Debt Strategies (“BREDS”)
________________________________________
Note: All figures are of March 31, 2013 unless otherwise noted.
(1) As of April 30, 2013.
(2) Includes contract employees.
BX investment committee process and investment philosophy
Superior sourcing capabilities through long-standing industry relationships
Underwriting process includes proprietary data from extensive investment holdings
$10 billion AUM (1)
51 professionals (2)
+/-200 separate loans
Actively managed CMBS
hedge funds ($1 billion)
$50 billion AUM
174 professionals
Blackstone Real Estate
Partners (“BREP”)
Blackstone Real Estate

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 4
Seasoned and Fully Integrated Platform
21 Professionals
Origination
Thomas Ruffing
Randall
Rothschild
Douglas
Armer
Anthony
Marone
Robert Harper
Asset Management Finance / Capital Markets
5 Professionals 5 Professionals
Stephen Plavin
CEO & President
SMD of BREDS
Legal /
Compliance
Geoffrey Jervis
CFO
MD of BREDS
Michael Nash
Executive Chairman
CIO of BREDS
Jonathan Gray
Global Head of Real Estate
Member of Blackstone Board of Directors
Member of BXMT Investment Committee
John Schreiber
Co-Founder of Blackstone Real Estate Advisors
Member of BXMT Board of Directors
Chair of BXMT Investment Committee
1 Professional
Peter Sotoloff

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 5
2013 2014 2015 2016 2017
$374
$350
$346
$321
$326
U.S. CMBS Issuance Volume
(Dollars in billions)
U.S. CRE Debt Maturities
(Dollars in billions)
European CRE Debt Maturities
(Euros in billions)
European CMBS Issuance Volume
(Euros in billions)
The supply/demand imbalance for debt capital creates an attractive lending environment in the U.S. and Europe
________________________________________________
Source: Commercial Mortgage Alert (February 2013), Trepp LLC (December 2012), DTZ Research (November 2012) and Barclays (November 2012).
Real Estate Debt Market Overview
2013 2014 2015
€240
€261
€285
2006 2007 2008 2009 2010 2011 2012
$198
$228
$12
$3
$12
$33
$48
2006 2007 2008 2009 2010 2011 2012
€69
€66
€8
€25
€5
€2
€4

6
Highly Confidential & Trade Secret
Blackstone Mortgage Trust
Banking Environment
Overleveraged Banks
European banks have 2-3x the leverage of U.S. banks
________________________________________________
Source: IMF (October 2012).
Increased regulation and overleveraged balance sheets have reduced the lending capacity of
European banks in the U.S. and Europe
U.S. U.K. France Germany
14x
24x
40x
45x

1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

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Blackstone Mortgage Trust 7
Limited new supply coupled with modest growth is a favorable investment environment for senior commercial real estate debt
________________________________________________
Source: Citi (June 2013), BEA  (December 2012).
U.S. Aggregate Construction Starts
(Annualized)
1984–2008
Average =2.0%
U.S. GDP
($ in billions)
2010 2011 2012
Current Investment Environment
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
$14,270
$15,864

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Blackstone Mortgage Trust 8
Today’s market conditions provide BXMT the opportunity to take relatively less risk while generating higher returns
(1)
Equity
Senior Debt
L + 1.50%
Equity
Senior Debt
L + 4.00%
2007
$100
(2)
Today
$80
(2)
Mezzanine Debt
L + 3.00%
BXMT
Target
Assets
Current Opportunity
(1)
Opinions expressed reflect the opinions of BXMT as of the date appearing in this material only. These are representative capital stacks and it should not be assumed that any BXMT investments bear resemblance to these.  There is no assurance that BXMT will achieve its objectives or avoid substantial losses.
(2)
Example of hypothetical asset values and decline based on Moody’s CPPI as of March 2013.

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 9
Target Investments
Loan Size
Property Type
Geographies
Loan to Value
Collateral
$50mm to $500mm
First mortgages on stabilized or transitional assets
All commercial property types
North America and Europe
Last dollar, 60-80%
Rate
Amortization
Fees
Prepayment
Term
LIBOR + 3.75% and higher, scaled to risk
3 to 5 years
Typically, interest only
Typically, 1.0% origination fee and 0.25% extension fees
12-24 months of yield maintenance

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Blackstone Mortgage Trust 10
Financing
Prudent use of leverage to enhance returns and diversification
Develop diversified funding sources from traditional lenders and capital markets
•
Leverage institutional relationships of BX and BREDS
Credit Facilities ($1.9 billion in total)
Revolving credit facilities totaling $1.5 billion
(1)
from 3 lenders
•
All-in Pricing
(2)
: L + 2.00% - L + 2.50%
•
Advance Rate: 75% - 80%
•
Term: advances are term matched to the collateral loan maturities (term out provisions)
•
Asset Specific Mark to Market; no capital markets marks
•
Index Matched
Non-Recourse Asset Specific Financings totaling $363 million
Other Potential Funding Sources
•
A-Note sale (third party & CMBS)
•
CLO issuance
•
Corporate finance options
________________________________________________
(1) Documentation of two $250 million credit facility increases currently in process bringing total from $1.0 billion to $1.5 billion.
(2) Assuming 5 year senior mortgage transactions; includes applicable origination and extension fees.

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Blackstone Mortgage Trust 11
BXMT Investment Highlights
Superior Sponsorship
• Affiliation with Blackstone Real Estate, the largest private equity real estate business in the world
Significant Alignment of Interest
• $72 million BX investment
BX Debt Investment Experience
• BREDS has approximately $10 billion AUM
(1)
Strong Origination Platform
• $1.8 billion loans have closed or are in-closing
(2)
• Robust pipeline generated from BX network
Attractive Market Opportunity
•
Dislocation amongst CRE lenders coupled with increased transaction volume
________________________________________________
(1) As of April 30, 2013.
(2) As of August 20, 2013.

Highly Confidential & Trade Secret Blackstone Mortgage Trust 12 Appendix

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 13
Alignment of Interest and Governance
Blackstone
Common Share
Investment
$72 million investment by BX
(1)
180-day lockup for Issuer and its directors/officers, and BX affiliates/certain employees
Base
Management Fee
Structure
Incentive Fee
Corporate
Governance
1.5% of Equity per annum, payable in cash, quarterly in arrears
20% of Core Earnings with a 7% annual hurdle rate , payable in cash, quarterly in arrears
No incentive fee is payable unless Core Earnings for the 12 prior quarters
(2)
is greater than
zero
A majority of the board of directors is independent as determined by the requirements of the
NYSE
No staggered board
No poison pill
________________________________________
(1)
(2)
Based upon closing price on the NYSE on May 29, 2013.  Included BX employees and associates.
Or such lesser number of completed calendar quarters from May 29, 2013, the closing date of the company’s recent common stock offering.

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 14
BXMT Ownership Structure
________________________________________
(1)
CT Legacy Assets
(1)
$268 million
Third Party Stockholders
Management
Agreement
90%
Blackstone
Employee/Associate
Investment
Blackstone Corporate
Investment
Loan Originations
$1.8 billion
10%
BXMT Advisors
L.L.C.
100%
CT Legacy Assets include consolidated assets of wholly owned and non-wholly owned subsidiaries and securitization vehicles.  GAAP value as of June 30, 2013.

Highly Confidential & Trade Secret
Blackstone Mortgage Trust 15
BXMT Investment Committee
Our Manager’s investment committee approves our loans and investments, and advises our senior management team on investment strategy and portfolio holdings
Name Years of Experience Position Held with Blackstone or Blackstone Affiliate
Investment Committee
John Schreiber (Chair) 41 Partner and Co-Founder of Blackstone Real Estate Advisors
Jonathan Gray 21 Global Head of Real Estate
Robert Harper 13 Managing Director of Blackstone Real Estate Debt Strategies (Europe)
Geoffrey Jervis 19 Managing Director of Blackstone Real Estate Debt Strategies
Michael Nash 24 Senior Managing Director of Blackstone Real Estate Debt Strategies
Stephen Plavin 28 Senior Managing Director of Blackstone Real Estate Debt Strategies
Randall Rothschild 16 Managing Director and Chief Operating Officer of Blackstone Real Estate Debt
Strategies
Peter Sotoloff 12 Managing Director of Blackstone Real Estate Debt Strategies (U.S.)
Other Officers
Douglas Armer 15 Principal of Blackstone Real Estate Debt Strategies
Anthony Marone 9 Vice President of Blackstone Real Estate Debt Strategies

Blackstone Mortgage Trust 16 Blackstone Mortgage Trust, Inc. Second Quarter 2013 Results *EXCERPTS* Confidential

Blackstone Mortgage Trust 17
Loan Originations
During the quarter, we closed eight new loans with total commitments of $765.2 million. Of this amount, we funded $756.6 million as of June 30, 2013.
Weighted-average LTV of new loan originations of 65%.
All newly originated loans are floating rate senior mortgage loans.
Land
Office
Multifamily
Hotel
Midwest
West
Southeast
Northeast
________________________________________________
(1) Includes only our newly originated loan portfolio. For information on loans in our CT Legacy Portfolio, refer to our Form 10-Q, filed on July 30, 2013
(2) Maximum maturity assumes all extension options are exercised.
Portfolio Diversification
(1)
(Dollars in Millions)
(Dollars in Thousands)
Portfolio Statistics
(1)
Number of loans 8
Principal balance 756,638 $
Net book value 753,101 $
Wtd. Avg. cash coupon L + 4.44%
Wtd. Avg. all-in yield L + 5.26%
Wtd. Avg. maximum maturity
(2)
4.0 yrs.
$366
$64
$190
$133
$0
$424
$48
$81
$200
$0

Blackstone Mortgage Trust 18
Loans Receivable Portfolio
The following table provides details of our loan portfolio
(1)
as of June 30, 2013:
________________________________________________
(1) Includes only our newly originated loan portfolio. For information on loans in our CT Legacy Portfolio, refer to our Form 10-Q, filed on July 30, 2013.
(2) All loans are floating rate loans indexed to LIBOR as of June 30, 2013. LIBOR was 0.19% as of June 30, 2013.
(3) Maximum maturity date assumes all extension options are exercised.
(Dollars in Millions)
Loan Type
Principal
Balance
Book
Value
Cash
Coupon
(2)
All-In
Yield
(2)
Maximum
Maturity
(3)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 Sr. mortgage 68.3 $      68.1 $      L + 3.95% L + 4.05% 6/9/18 West Office 71%
Loan 2 Sr. mortgage 300.0       298.5       L + 3.80% L + 3.98% 6/15/18 West Office 59%
Loan 3 Sr. mortgage 109.8       109.0       L + 5.25% L + 8.41% 7/9/14 Northeast Multifamily 80%
Loan 4 Sr. mortgage 58.0          57.4          L + 3.50% L + 4.50% 7/9/18 West Hotel 74%
Loan 5 Sr. mortgage 48.4          48.4          L + 5.00% L + 5.68% 12/9/16 Midwest Hotel 53%
Loan 6 Sr. mortgage 27.1          27.1          L + 3.87% L + 3.87% 7/9/17 Northeast Hotel 32%
Loan 7 Sr. mortgage 81.0          80.6          L + 3.85% L + 4.03% 7/9/18 Southeast Multifamily 75%
Loan 8 Sr. mortgage 64.0          64.0          L + 8.00% L + 9.67% 2/9/15 Northeast Land 69%
Total/Wtd. Avg. 756.6 $    753.1 $    L + 4.44% L + 5.26% 4.0 years 65%

Blackstone Mortgage Trust 19
Stockholders’ Equity and Book Value per Share
Stockholders’ equity totaled $712.7 million, or $24.67 per share as of June 30, 2013.
•
On May 29, 2013, we completed an offering of 25.9 million shares of class A common stock for gross proceeds of $656.8 million, and net proceeds of $633.6 million after underwriter discounts and expenses.
•
On July 26, 2013, we filed an S-3 universal shelf registration with the SEC, which permits us to periodically offer various debt and equity securities to the public. Future equity offerings remain subject to the 180-day lock-up agreement we executed in conjunction with our May 2013 offering of class A common stock.
•
Our book value per share includes $22.45 attributable to our loan origination business and $2.22 attributable to our CT Legacy Portfolio.
________________________________________________
(1) Stock units are granted to certain members of our board of directors in lieu of cash compensation for services and in lieu of dividends earned on previously granted stock units.
See Note 12 to our financial statements contained in the Form 10-Q, filed on July 30, 2013, for additional details.
(Dollars in Thousands, Except per Share Data)
Loan Origination
CT Legacy
Portfolio
Total
Stockholders' equity 648,693 $               63,996 $               712,689 $
Shares
Class A common stock 28,801,651            28,801,651          28,801,651
Stock units
(1)
92,824                     92,824                   92,824
Total 28,894,475            28,894,475          28,894,475
Book value per share 22.45 $                    2.22 $                    24.67 $

CT Legacy Portfolio
Our CT Legacy Portfolio consists of: our investment in CT Legacy Partners, our residual interests in CT
CDO I, and our carried interest in CT Opportunity Partners I, LP (“CTOPI”).
As we focus on the growth of our loan origination business, we continue to aggressively asset manage the remaining investments in our CT Legacy Portfolio.
•
$99.4 million of principal collections on legacy assets during the quarter.
•
$6.0 million of positive valuation and mark-to-market adjustments on the CT Legacy Partners and CT
CDO I loan portfolios during the quarter.
•
Net carried interest allocation from CTOPI increased $1.7 million during the quarter to $12.1 million.
Recognition of the revenue related to the CTOPI carried interest has been deferred, resulting in a net book value of zero as of June 30, 2013.
•
Repaid $102.9 million of legacy debt and interest rate swap liabilities during the quarter.
$2.22
CT Legacy Portfolio
Book Value per Share
$6.0 million
Positive Valuation Adjustments in 2Q
CT Legacy
Partners
CT CDO I
Other
Net Book Value
(Dollars in Millions)
$9.0
$4.9
$50.1
$0.0
Blackstone Mortgage Trust 20

21
CT Legacy Portfolio: CT Legacy Partners
CT Legacy Partners is the March 2011 restructuring vehicle that owns our remaining legacy asset portfolio
(1)
. Blackstone Mortgage Trust owns a controlling interest in CT Legacy Partners, subject to liabilities under its secured notes and management incentive awards plan.
During the second quarter, CT Legacy Partners had $36.9 million of realizations. Proceeds were used to repay the remaining $20.2 million outstanding under its repurchase facility and terminate its remaining interest rate swap agreements.
•
Refer to our Form 10-Q, filed on July 30, 2013, for additional details of CT Legacy Partners’ loans receivable portfolio.
________________________________________________
(1) See Note 8 to our financial statements contained in the Form 10-Q, filed on July 30, 2013, for additional details on the CT Legacy Partners structure.
(2)
(3) Assumes full payment of the management incentive awards plan based on a hypothetical GAAP liquidation value of CT Legacy Partners as of June 30, 2013. As of June 30, 2013,
our balance sheet includes $6.8 million in accounts payable and accrued expenses for the management incentive awards plan.
(Dollars in Thousands)
June 30, 2013
Gross investment in CT Legacy Partners
Restricted cash 21,972 $
Loans receivable, at fair value 117,549
Equity investments (three-hotel portfolio) 4,108
Accrued interest receivable, other assets, and accounts payable, net 17,355
Noncontrolling interests (88,978)
Total gross investment in CT Legacy Partners 72,006 $
Secured notes, including prepayment premium
(1)(2)
(11,059)
Management incentive awards plan, fully vested
(1)(3)
(10,867)
Net investment in CT Legacy Partners 50,080 $
Blackstone Mortgage Trust
Includes the full potential prepayment premium on secured notes. This liability is carried at its amortized basis of $8.8 million on our balance sheet as of June 30, 2013.

CT Legacy Portfolio: CT CDO I
CT CDO I is a collateralized debt obligation issued in 2004. Blackstone Mortgage Trust owns the residual debt and equity positions of CT CDO I.
During the second quarter, CT CDO I had $62.5 million of investment repayments. Proceeds were used to repay its senior outstanding securitized debt obligations.
•
Refer to our Form 10-Q, filed on July 30, 2013, for additional details of CT CDO I’s loans receivable portfolio.
(Dollars in Thousands)
June 30, 2013
Assets and liabilities of CT CDO I
Loans receivable, net 77,000 $
Loans held-for-sale, net 3,800
Accrued interest receivable, prepaid expenses, and other assets 2,838
Total assets 83,638
Accounts payable, accrued expenses and other liabilities 155
Securitized debt obligations 74,472
Total liabilities 74,627
Net investment in CT CDO I 9,011 $
Blackstone Mortgage Trust 22

23
CT Legacy Portfolio: CTOPI
CTOPI is a private equity real estate fund that we sponsored and formed in 2007. The fund invested
$491.5 million in 39 transactions between 2007 and 2012, of which $291.8 million has been realized and
$199.7 million remains outstanding (carried at 137% of cost) as of June 30, 2013.
The carried interest in CTOPI entitles us to earn incentive compensation in an amount equal to 17.7% of the fund’s profits, after a 9% preferred return and 100% return of capital to the CTOPI limited partners.
•
We own a net 55% of the carried interest of CTOPI’s general partner; the remaining 45% is payable under incentive awards to our former employees.
As of June 30, 2013, Blackstone Mortgage Trust was allocated $13.5 million of carried interest from CTOPI based on a hypothetical liquidation of the fund, reduced by tax-advance distributions received for a net asset of $12.1 million. Other than tax-advance distributions, we have not received any cash payments from
CTOPI.
•
The net carried interest allocation of $12.1 million, increased $1.7 million from 1Q, and is based on the fair value of CTOPI’s net assets.
•
Recognition of the revenue related to the CTOPI carried interest has been deferred, resulting in no contribution to book value from the $12.7 million of net carried interest.
Blackstone Mortgage Trust

Highly Confidential & Trade Secret Blackstone Mortgage Trust (BXMT) Highly Confidential & Trade Secret